NUMBER	INTERNAP	SHARES
INTERNAP NETWORK SERVICES CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK		CUSIP 45885A 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

    THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

INTERNAP NETWORK SERVICES CORPORATION

transferable only on the share register of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall have the rights specified in and held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimilie signatures of the duly authorized officers of the Corporation.

Dated:

/s/ Eugene Eidenberg	/s/ Paul E. McBride
Chief Executive Officer	Secretary and Chief Financial Officer

INTERNAP NETWORK SERVICES CORPORATION

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian

TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of
		survivorship and not as tenants	Act
in common
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE).

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.